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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 12, 2002


                             DEL MONTE FOODS COMPANY
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       001-14335                13-3542950
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



              One Market @ The Landmark
              San Francisco, California                             94105
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       (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (415) 247-3000
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

      On June 12, 2002, the Del Monte Board of Directors adopted a stockholder rights plan. Pursuant to General Instruction F of Form 8-K, the information contained in the documents attached as exhibits to this Current Report on Form 8-K is incorporated by reference in this Item 5.

ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

    EXHIBIT       DESCRIPTION
    -------       -----------
      4.1         Rights Agreement, dated as of June 12, 2002, between Del Monte
                  Foods Company and the Bank of New York, as Rights Agent
                  (incorporated by reference to Exhibit 1 to the Form 8-A filed by Del Monte Foods Company on June 13, 2002).

      4.2         Certificate of Designations of Series B Preferred Stock
                  (incorporated by reference to Exhibit 2 to the Form 8-A filed by Del Monte Foods Company on June 13, 2002).


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Del Monte Foods Company



Date:  June 17, 2002                By: /s/ David L. Meyers
                                        ----------------------------------------
                                        Name: David L. Meyers
                                        Title: Executive Vice President,
                                               Administration and Chief
                                               Financial Officer


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
                                  EXHIBIT INDEX


   EXHIBIT      DESCRIPTION
   -------      -----------
     4.1        Rights Agreement, dated as of June 12, 2002, between Del Monte
                Foods Company and the Bank of New York, as Rights Agent
                (incorporated by reference to Exhibit 1 to the Form 8-A filed by
                Del Monte Foods Company on June 13, 2002).

     4.2        Certificate of Designations of Series B Preferred Stock
                (incorporated by reference to Exhibit 2 to the Form 8-A filed by Del Monte Foods Company on June 13, 2002).


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